THE UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 29, 2006

AMERICAN HOME MORTGAGE SECURITIES LLC (as depositor under a Series 2006-1 Indenture dated as of March 29, 2006, providing for, inter alia, the issuance of Mortgage-Backed Notes Series 2006-1)

American Home Mortgage Securities LLC
(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	333-121581-02 (Commission File Number)	20-0103914 (I.R.S. Employer Identification No.)

520 Broadhollow Road Melville, New York (Address of Principal Executive Offices)		11747 (Zip Code)

Registrant’s telephone number, including area code, is (516) 396-7700.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Acquisition or Disposition of Assets.

For a description of the Notes and the Mortgage Pool, refer to the Indenture.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:

Exhibit No.	Description
1.0
Underwriting Agreement, dated as of March 28, 2006, among American Home Mortgage Investment Securities LLC, as Company, American Home Mortgage Investment Corp., Barclays Capital Inc., Bear Stearns & CO., Inc., Greenwich Capital Markets Inc. and ABN AMRO Incorporated.

1.1
Underwriting Agreement, dated as of March 28, 2006, among American Home Mortgage Investment Securities LLC, as Company, American Home Mortgage Investment Corp., Lehman Brothers Inc., Greenwich Capital Markets Inc. and ABN AMRO Incorporated.

3.1
Amended and Restated Trust Agreement, dated as of March 29, 2006, among American Home Mortgage Securities LLC, as Depositor, Wilmington Trust Company, as Owner Trustee and Deutsche Bank National Trust Company, as Indenture Trustee, Certificate Registrar and Certificate Paying Agent.

Exhibit No.	Description
4.1
Indenture dated as of March 29, 2006, between American Home Mortgage Investment Trust Series 2006-1, as Issuing Entity, Wells Fargo Bank, N.A., as Securities Administrator and Deutsche Bank National Trust Company, as Indenture Trustee.

Exhibit No.	Description
99.1
Master Servicing Agreement, dated as of March 29, 2006, among Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, American Home Mortgage Investment Trust 2006-1, as Issuing Entity, and Deutsche Bank National Trust Company, as Indenture Trustee.

99.2
Servicing Agreement, dated March 29, 2006, among Wells Fargo Bank, N.A., as Master Servicer, American Home Mortgage Investment Trust 2006-1 as Issuing Entity, Deutsche Bank National Trust Company, as Indenture Trustee, American Home Mortgage Acceptance, Inc. as Sponsor and American Home Mortgage Servicing, Inc. as Servicer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN HOME MORTGAGE SECURITIES LLC.

By:	/s/ Alan B. Horn
Name:	Alan B. Horn
Title:	Executive Vice President

Dated: April 13, 2006

EXHIBIT INDEX

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
1.0
Underwriting Agreement, dated as of March [ ], 2006, among American Home Mortgage Investment Securities LLC, as Company, American Home Mortgage Investment Corp., Barclays Capital Inc., Bear Stearns & CO., Inc., Greenwich Capital Markets Inc. and ABN AMRO Incorporated.

1.1
Underwriting Agreement, dated as of March [ ], 2006, among American Home Mortgage Investment Securities LLC, as Company, American Home Mortgage Investment Corp., Lehman Brothers Inc., Greenwich Capital Markets Inc. and ABN AMRO Incorporated.

3.1
Amended and Restated Trust Agreement, dated as of March 29, 2006, among American Home Mortgage Securities LLC, as Depositor, Wilmington Trust Company, as Owner Trustee and Deutsche Bank National Trust Company, as Indenture Trustee, Certificate Registrar and Certificate Paying Agent.

4.1
Indenture dated as of March 29, 2006, between American Home Mortgage Investment Trust Series 2006-1, as Issuing Entity, Wells Fargo Bank, N.A., as Securities Administrator and Deutsche Bank National Trust Company, as Indenture Trustee.

99.1
Master Servicing Agreement, dated as of March 29, 2006, among Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, American Home Mortgage Investment Trust 2006-1, as Issuing Entity, and Deutsche Bank National Trust Company, as Indenture Trustee.

99.2
Servicing Agreement, dated March 29, 2006, among Wells Fargo Bank, N.A., as Master Servicer, American Home Mortgage Investment Trust 2006-1, as Issuing Entity, Deutsche Bank National Trust Company, as Indenture Trustee, American Home Mortgage Acceptance, Inc. as Sponsor and American Home Mortgage Servicing, Inc. as Servicer.